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             NUMBER                                                SHARES
             ------                                                ------
                            CHEM INTERNATIONAL, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                              SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

                                                            CUSIP 163527 20 3

THIS CERTIFIES THAT



IS THE OWNER OF

          FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF PAR
                              VALUE $.002 PER SHARE

                            CHEM INTERNATIONAL, INC.

(herein called the "Corporation"), transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed or assigned for transfer. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                              CERTIFICATE OF STOCK
Dated:

    SECRETARY               CHEM INTERNATIONAL, INC.                PRESIDENT
                                  CORPORATE
                                    SEAL
                                    1995
                                  DELAWARE


                                         COUNTERSIGNED AND REGISTERED:
                                                   CONTINENTAL STOCK TRANSFER &
                                                   TRUST COMPANY
                                        (New York) Transfer Agent and Registrar

                                          BY:
                                                              AUTHORIZED OFFICER





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                            CHEM INTERNATIONAL, INC.
--------------------------------------------------------------------------------

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM-       as tenants in common        UNIF GIFT MIN ACT-_____________Custodian___________
TEN ENT-       as tenants by the                                (Cust)               (Minor)
               entireties                                        under Uniform Gifts to Minors
   JT TEN-     as joint tenants with                             Act__________________________
               right of survivorship and                                     (State)
               not as tenants in common

   Additional  abbreviations  may also be used  though not in the above list.

For Value  received______________________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)


--------------------------------------------------------------------------------



--------------------------------------------------------------------------------



--------------------------------------------------------------------------------


________________________________________________________  Shares of the  capital
stock  represented  by   the  written  Certificate, and  do  hereby  irrevocably
constitute and appoint _________________________________________________________

_________________________________________________________ Attorney,  to transfer the said stock on the books of the written named Corporation with full power of substitution in the premises.

Dated, ____________________________

                                            X-----------------------------------


                                            X-----------------------------------

                                            NOTICE:  THE  SIGNATURE(S)  TO  THIS
                                            ASSIGNMENT  MUST CORRESPOND WITH THE
                                            NAME(S) AS WRITTEN  UPON THE FACE OF
                                            THE     CERTIFICATE,     IN    EVERY
                                            PARTICULAR,  WITHOUT  ALTERNATION OR
                                            ENLARGEMENT     OR    ANY     CHANGE
                                            WHATSOEVER.




               SIGNATURE GUARANTEED:--------------------------------------------

                                            THE    SIGNATURE(S)     SHOULD    BE
                                            GUARANTEED BY AN ELIGIBLE  GUARANTOR
                                            INSTITUTION,  (BANKS,  STOCKBROKERS,
                                            SAVINGS  AND LOAN  ASSOCIATIONS  AND
                                            CREDIT UNIONS WITH  MEMBERSHIP IN AN
                                            APPROVED     SIGNATURE     GUARANTEE
                                            MEDALLION   PROGRAM),   PURSUANT  TO
                                            S.E.C. RULE 17AD-15.


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